UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 29, 2016

Commission file number: 000-28837

NEW JERSEY MINING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Idaho	82-0490295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 N. 3rd Street, Coeur d’Alene, ID	83814
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (208) 625-9001

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

The Company completed the sale of restricted equity securities as part of a private placement to accredited investors to which the Company issued an aggregate of 2,225,000 common shares and 1,112,500 purchase warrants for gross proceeds to the Company of US $222,500.00.  The private placement consisted of the following sales occurring on December 29, 2016 and January 6, 2017:

On December 29, 2016, the Company completed the sale of restricted equity securities as part of a private placement to accredited investors to which the Company issued an aggregate of 1,075,000 common shares and 537,500 purchase warrants. The sale consisted of 537,500 units at a price of US $0.20 per unit for gross proceeds to the Company of US $107,500.00, of which the Company will pay US $10,000 in commissions.  Each unit consisted of two shares of common stock and one common stock purchase warrant exercisable at a price of US $0.20 for a period of 36 months.

On January 6, 2017, the Company completed the sale of restricted equity securities as part of a private placement to accredited investors to which the Company issued an aggregate of 1,150,000 common shares and 575,000 purchase warrants. The sale consisted of 575,000 units at a price of US $0.20 per unit for gross proceeds to the Company of US $115,000.00, of which the Company will pay US $11,500 in commissions.  Each unit consisted of two shares of common stock and one common stock purchase warrant exercisable at a price of US $0.20 for a period of 36 months.

The above-described sale and issuance of the units, common shares and warrants (and the issuance of shares of common stock upon exercise thereof) were not registered under the Securities Act of 1933, as amended (“Securities Act”), or the securities laws of any state, and are subject to resale restrictions and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from such the registration requirements in accordance with all applicable state securities laws. The foregoing sale of securities has been determined to be exempt from registration in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

We are providing this Current Report on Form 8-K in accordance with Rule 135c under the Act ("Rule 135c"), and the notice contained herein does not constitute an offer to sell the Company's securities, and is not a solicitation for an offer to purchase the Company's securities.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer

On January 10, 2017, the Board of Directors of New Jersey Mining Company (the “Company”) appointed Mr. John Swallow (50) as the Company’s Chief Executive Officer.  Mr. Swallow currently also serves as President and a member of the Company’s Board of Directors.

Mr. Swallow was named the President and a Director of the Company on August 29, 2013. He resigned as president in December 1, 2014; however, maintained his directorship position with the Company and was reappointed as President on May 5, 2015.  He holds a B.S. in Finance from Arizona State University. Mr. Swallow was the Vice President of Timberline Drilling, Inc. from November 2011 to October of 2015. From September 2009 until November 2011, Mr. Swallow was self-employed. From January 2006 until September 2009, he served as chairman of Timberline Resources Corporation. He brings wide-ranging experience from within the local mineral exploration industry as well as extensive knowledge of the junior equity markets.

Mr. Swallow is not related by blood or marriage to any of the Company’s directors or executive officers or any persons nominated by the Company to become directors or executive officers.

Mr. Swallow’s arrangement with the Company will be unchanged and he will remain an uncompensated officer and director of the Company.

Election of Director

Effective January 10, 2017, the Board of Directors of New Jersey Mining Company (the “Company”) appointed Kevin Shiell as a member of the Company’s Board of Directors.  Mr. Shiell has more than 35 years of operating and management experience in the mining and mineral processing industries, primarily in Montana, Idaho and Nevada. He has held executive leadership positons at several public companies, including General Manager and Vice President of Mine Operations at Stillwater Mining Company, Chief Operating Officer at MDM Gold, and various mine supervisory positions at Hecla Mining Company. Mr. Shiell is currently the General Manager of the Hollister and Midas Gold Mines which are owned and operated by Klondex Mines. He brings vast operational knowledge and management experience at a transformational time in the Company’s development, as it commences underground operations at Golden Chest and develops its plans to advance Butte Highlands.

Mr. Shiell is not related by blood or marriage to any of the Company’s directors or executive officers or any persons nominated by the Company to become directors or executive officers.  The arrangement with Mr. Shiell is as an uncompensated director of the Company.

Resignation of Chief Executive Officer and President

Simultaneously with the appointment of Mr. Swallow as CEO and Mr. Shiell as Director, on January 1, 2017, the Company’s Chief Executive Officer Mr. Del Steiner tendered his resignation from his position as CEO, effective immediately on such date.  Mr. Steiner will continue to serve as the Chairman of the Company’s Board of Directors for the foreseeable future.

Item 7.01 Regulation FD Disclosure.

On January 10, 2017, the Company issued a press release entitled “New Jersey Mining Company Strengthens Board and Management Team.”  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information in this Current Report on Form 8-K (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits

d) Exhibits
99.1

Press Release, dated January 10, 2017, entitled “New Jersey Mining Company Strengthens Board and Management Team.”*

*The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW JERSEY MINING COMPANY

By:   /s/ John Swallow

John Swallow,

its: President

Date: January 11, 2016